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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 16, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1997-B
                     ---------------------------------------
                                    (Issuer)


         Delaware                        333-7575               13-2633612
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


            802 Delaware Avenue, Wilmington, Delaware     19801
            -----------------------------------------   ----------
            (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

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Item 5. Other Events:

     Chase Manhattan Auto Owner Trust 1997-B is the issuer of five classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

     On August 16, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1              Monthly Statement to
                                    Certificateholders with respect to
                                    the August 16, 1999 distribution.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 27, 1999

                                   By: THE CHASE MANHATTAN BANK,
                                   USA, NATIONAL ASSOCIATION
                                   as Servicer


                                   By: /s/ Patricia Garvey
                                   -----------------------
                                   Name: Patricia Garvey
                                   Title: Vice President

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                         INDEX TO EXHIBITS
                         -----------------

Exhibit No.              Description
-----------              -----------
20.1                     Statement  to  Certificateholders   dated  8/16/1999
                         delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1997.